UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007

Constellation Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York		14450

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

          On January 4, 2007, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a press release (the “release”) announcing its results of operations and financial condition for the third fiscal quarter ended as of November 30, 2006.  A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

          The information in the release and in this Item 2.02 section is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

          The release contains non-GAAP financial measures; in the release these are referred to as “comparable”, “organic” or “constant currency” measures.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

          Comparable measures and organic net sales measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and/or in internal goal setting.  In addition, the Company believes this information provides investors a better insight on underlying business trends and results in order to evaluate year over year financial performance.  As such, the following items, when appropriate, are excluded from comparable results:  the flow through of adverse grape cost associated with an acquisition; the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation costs in connection with certain restructuring activities; the write-down of inventory in connection with certain restructuring and/or integration activities; acquisition-related integration costs; restructuring and related charges and other costs; the write-off of deferred financing fees; the loss on the sale of the Company’s branded water business; the gain on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated acquisition and related payment of certain outstanding indebtedness; foreign currency losses on foreign denominated intercompany loan balances associated with an acquisition; due diligence costs associated with the Company’s evaluation of a potential offer for Allied Domecq; and the income tax adjustment in connection with the reversal of an income tax accrual related to the completion of various income tax examinations.  The Company acquired Vincor International Inc. (“Vincor”) on June 5, 2006.  Organic net sales measures exclude the net sales of Vincor products during the indicated periods.

          Constant currency measures, which exclude the impact of year over year currency exchange rate fluctuations, are provided because management believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.

Item 7.01.     Regulation FD Disclosure

          On January 4, 2007, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

          References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.  The information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated January 4, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2007	CONSTELLATION BRANDS, INC.

	By:	/s/ Thomas S. Summer

Thomas S. Summer
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT
Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION
Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS
Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW
Not Applicable.

(14)	CODE OF ETHICS
Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR
Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL
Not Applicable.

(24)	POWER OF ATTORNEY
Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc. dated January 4, 2007.

(100)	XBRL-RELATED DOCUMENTS
Not Applicable.